UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 401

Oklahoma City, OK 73120

(Address of principal executive offices) (Zip code)

J. Garrett Stevens

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive

Suite 401

Oklahoma City, OK 73120

(Name and address of agent for service)

Copy to:

Christopher Menconi

Morgan Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Registrant’s telephone number, including area code: 1-405-778-8377

Date of fiscal year end: August 31, 2020

Date of reporting period: August 31, 2020

Item 1. Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

EXCHANGE TRADED CONCEPTS TRUST

EMQQ The Emerging Markets Internet & Ecommerce ETF

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Table of Contents

The Fund files its complete schedule of Fund holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

Exchange Traded Concepts, LLC’s proxy voting policies and procedures are attached to the Fund’s Statement of Additional Information (the “SAI”). The SAI, as well as information relating to how the Fund voted proxies relating to the Fund’s securities during the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-855-888-9892; and (ii) on the Commission’s website at https://www.sec.gov.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Management Discussion of Fund Performance (Unaudited)

EMQQ The Emerging Markets Internet & Ecommerce ETF

Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in The EMQQ The Emerging Markets Internet & Ecommerce ETF (“EMQQ” or the “Fund”). The following information pertains to the current fiscal period of September 1, 2019 through August 31, 2020 (the “Reporting Period”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of EMQQ The Emerging Markets Internet & Ecommerce IndexTM (the “Index”)

The Fund had positive performance during the Reporting Period. The market price for EMQQ increased 71.81% and the NAV increased 70.85%, while the S&P 500 Index, a broad market index, gained 21.94% over the same period. The Fund’s Index returned positive 72.38%.

For the Reporting Period, the largest positive contributor to return was Meituan Dianping (3690 HK), adding 10.16% to the return of the Fund, gaining 247.62%, with an average weighting of 5.60%. The second largest contributor to return was Pinduoduo Inc. (PDD US), adding 6.70% to the return of the Fund, gaining 171.41% with an average weighting of 4.33%. The third largest contributor to return was Alibaba Group Holding Limited-ADR (BABA US), adding 5.44% to the return of the Fund, gaining 63.99% with an average weighting of 8.70%.

For the Reporting Period, the largest negative contributor to return was PagSeguro Digital Ltd. (PAGS US), detracting 0.79% from the return of the Fund, declining 15.65% with an average weighting of 1.39%. The security contributing second-most negatively was Momo Inc. (MOMO US), detracting 0.70% from the return of the Fund, and declining 42.66% with an average weighting of 0.92%. The third largest negative contributor to return was Trip.com Group Ltd. (TCOM US), detracting 0.45% from the return of the Fund, and declining 6.61% with an average weighting of 2.80%.

The Fund began trading on November 13, 2014, and had 17,850,000 outstanding shares as of August 31, 2020.

We appreciate your investment in EMQQ.

Sincerely,

J. Garrett Stevens

Chief Executive Officer

Exchange Traded Concepts, LLC

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Management Discussion of Fund Performance (Unaudited) (Continued)

The EMQQ The Emerging Markets Internet & Ecommerce IndexTM (the “Index”) is designed to measure the performance of an investable universe of publicly-traded, emerging market internet and ecommerce companies. The Index covers over 40 companies operating in emerging and frontier markets including, among others, China, India, Brazil, Russia, South Korea, Taiwan, South Africa, Mexico, Argentina, Malaysia, Thailand, Indonesia, Vietnam, Philippines, Turkey, Czech Republic, Poland and Colombia.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Management Discussion of Fund Performance (Unaudited) (Continued)

Growth of a $10,000 Investment‡

(at Net Asset Value)

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED AUGUST 31, 2020
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
EMQQ The Emerging Markets Internet & Ecommerce ETF	70.85%	71.81%	15.93%	15.96%	22.89%	22.86%	14.07%	14.11%
EMQQ The Emerging Markets Internet & Ecommerce IndexTM	72.38%	72.38%	16.95%	16.95%	24.11%	24.11%	15.11%	15.11%
S&P 500 Index	21.94%	21.94%	14.52%	14.52%	14.46%	14.46%	12.02%	12.02%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Management Discussion of Fund Performance (Unaudited) (Concluded)

High short-term performance from a limited number of the Fund’s holdings is unusual, and investors should not expect such performance to be continued over the long term.

Performance data current to the most recent month-end is available at www.emqqetf.com.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Schedule of Investments

August 31, 2020

Sector Weightings (Unaudited)†

49.2% Consumer Discretionary
36.8% Communication Services
5.6% Information Technology
4.7% Short-Term Investment
2.2% Health Care
1.0% Financials
0.5% Industrials

† Percentages based on total investments.

Description	Shares	Fair Value
COMMON STOCK — 100.0%

Argentina — 6.2%
Consumer Discretionary — 6.2%
Despegar.com*	87,472	$747,885
MercadoLibre*	50,220	58,686,590
Total Argentina		59,434,475

Brazil — 3.2%
Consumer Discretionary — 0.8%
Afya, Cl A*	46,442	1,187,522
B2W Cia Digital*	295,831	6,055,856
CVC Brasil Operadora e Agencia de Viagens	222,595	741,321
		7,984,699
Information Technology — 2.4%
Locaweb Servicos de Internet*	118,000	1,321,770
Pagseguro Digital, Cl A*	264,780	11,157,829
StoneCo, Cl A*	208,587	10,637,937
		23,117,536
Total Brazil		31,102,235

China — 38.1%
Communication Services — 14.7%
58.com ADR*	127,163	7,039,744
Autohome ADR	98,233	7,882,216
Baidu ADR*	301,409	37,546,519
Bilibili ADR* (A)	279,925	13,226,456
Bitauto Holdings ADR*	63,825	1,006,520
DouYu International Holdings ADR*	116,746	1,954,328
HUYA ADR* (A)	28,405	815,792
iQIYI ADR*	182,802	3,957,663
JOYY ADR	49,390	4,219,882
Momo ADR	207,635	4,235,754
NetEase ADR	83,813	40,834,532
Qutoutiao ADR* (A)	237,953	656,750
SINA*	84,878	3,453,262
Sogou ADR*	102,296	884,860
So-Young International ADR* (A)	99,700	1,215,343
Tencent Music Entertainment Group ADR*	714,897	11,173,840
Weibo ADR*	42,694	1,592,486
		141,695,947
Description	Shares	Fair Value
Consumer Discretionary — 22.4%
Alibaba Group Holding ADR*	275,307	$79,021,368
Baozun ADR* (A)	24,763	1,026,179
GSX Techedu ADR* (A)	132,706	11,333,092
JD.com ADR*	591,106	46,484,576
Pinduoduo ADR*	587,016	52,209,203
Trip.com Group ADR*	607,859	18,381,656
Uxin ADR*	313,147	244,255
Vipshop Holdings ADR*	450,999	7,445,993
		216,146,322
Financials — 0.4%
FinVolution Group ADR	214,074	406,741
Futu Holdings ADR* (A)	59,289	1,907,327
LexinFintech Holdings ADR* (A)	145,209	1,134,082
Qudian ADR* (A)	230,525	366,535
		3,814,685
Industrials — 0.4%
51job ADR*	59,836	3,921,651

Information Technology — 0.2%
21Vianet Group ADR*	104,651	2,428,950
Total China		368,007,555

Germany — 2.3%
Consumer Discretionary — 2.3%
Delivery Hero*	185,155	19,933,569
Jumia Technologies ADR* (A)	68,417	628,752
Rocket Internet*	77,387	1,753,832
Total Germany		22,316,153

Hong Kong — 21.5%
Communication Services — 7.8%
Alibaba Pictures Group*	18,740,000	2,659,820
China Literature*	319,800	1,986,848
Meitu*	3,145,500	689,967
NetDragon Websoft	266,500	683,602
Tencent Holdings	1,008,592	69,038,413
		75,058,650
Consumer Discretionary — 8.9%
HengTen Networks Group* (A)	50,476,000	1,621,714
Koolearn Technology Holding* (A)	337,000	1,613,220
Maoyan Entertainment*	327,400	652,253
Meituan Dianping, Cl B*	2,446,300	80,678,991
Tongcheng-Elong Holdings*	850,800	1,668,633
		86,234,811
Financials — 0.5%
Yixin Group* (A)	3,767,500	967,378
ZhongAn Online P&C Insurance, Cl H* (A)	585,100	3,854,036
		4,821,414
Health Care — 2.4%
Alibaba Health Information Technology*	5,912,000	14,280,064
Ping An Healthcare and Technology* (A)	581,800	8,482,855
		22,762,919

The accompanying notes are an integral part of the financial statements.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Schedule of Investments

August 31, 2020 (Continued)

Description	Shares	Fair Value
Hong Kong (continued)
Information Technology — 1.9%
Kingdee International Software Group (A)	3,782,000	$9,642,693
Kingsoft	1,172,000	6,275,750
Weimob*	1,374,000	2,304,730
		18,223,173
Total Hong Kong		207,100,967

India — 0.5%
Communication Services — 0.4%
Info Edge India	87,710	3,888,934
Just Dial*	60,797	307,010
		4,195,944
Consumer Discretionary — 0.1%
MakeMyTrip*	64,735	1,092,727
Total India		5,288,671

Netherlands — 4.5%
Consumer Discretionary — 4.5%
Prosus*	430,017	43,116,898
Total Netherlands		43,116,898

Russia — 4.0%
Communication Services — 3.8%
Mail.Ru Group GDR*	264,952	8,173,769
Yandex, Cl A*	414,545	28,284,405
		36,458,174
Industrials — 0.1%
HeadHunter Group ADR	41,582	848,273

Information Technology — 0.1%
QIWI ADR	69,002	1,239,966
Total Russia		38,546,413

South Africa — 6.3%
Communication Services — 0.3%
MultiChoice Group*	580,983	3,322,744

Consumer Discretionary — 6.0%
Naspers, Cl N	315,832	57,657,459
Total South Africa		60,980,203

South Korea — 9.1%
Communication Services — 8.9%
AfreecaTV	10,896	532,004
Com2uSCorp	11,320	1,058,719
Kakao	63,904	21,894,880
NAVER	175,362	47,608,591
NCSoft	19,787	13,742,129
NHN*	12,527	768,767
		85,605,090
Consumer Discretionary — 0.1%
CJ ENM	13,692	1,368,163
Description	Shares/ Number of Contracts	Fair Value
Information Technology — 0.1%
Cafe24*	8,710	$534,522
Kginicis	23,986	473,501
		1,008,023
Total South Korea		87,981,276

Taiwan — 0.3%
Consumer Discretionary — 0.3%
momo.com	99,000	2,459,690
PChome Online	178,000	679,447
Total Taiwan		3,139,137

Thailand — 2.8%
Communication Services — 2.8%
Sea ADR*	177,839	27,175,578
Total Thailand		27,175,578

United States — 1.2%
Financials — 0.1%
360 Finance ADR*	95,936	1,199,200

Information Technology — 1.1%
Kingsoft Cloud Holdings ADR* (A)	303,551	10,466,438
Total United States		11,665,638

Total Common Stock (Cost $681,504,379)		965,855,199

WARRANT — 0.0%
CVC Brasil Opera — WRTS	28,195	28,062

Total Warrant (Cost $—)		28,062

SHORT-TERM INVESTMENT — 5.0%
Invesco Government & Agency Portfolio, Cl Institutional, 2.020%, (B)(C)	47,885,072	47,885,072

Total Short-Term Investment (Cost $47,885,072)		47,885,072

Total Investments in Securities — 105.0% (Cost $729,389,451)		$1,013,768,333

Percentages are based on net assets of $965,857,640.

*         Non-income producing security.

(A)     This security or a partial position of this security is on loan at August 31, 2020. The total value of securities on loan at August 31, 2020 was $45,175,357.

(B)     This security was purchased with cash collateral held from securities on loan. The total value of such securities as of August 31, 2020 was $47,885,072.

(C)     The rate shown is the 7-day effective yield as of August 31, 2020.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Schedule of Investments

August 31, 2020 (Concluded)

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$59,434,475	$—	$—	$59,434,475
Brazil	31,102,235	—	—	31,102,235
China	368,007,555	—	—	368,007,555
Germany	22,316,153	—	—	22,316,153
Hong Kong	207,100,967	—	—	207,100,967
India	5,288,671	—	—	5,288,671
Netherlands	43,116,898	—	—	43,116,898
Russia	38,546,413	—	—	38,546,413
South Africa	60,980,203	—	—	60,980,203
South Korea	87,981,276	—	—	87,981,276
Taiwan	3,139,137	—	—	3,139,137
Thailand	27,175,578	—	—	27,175,578
United States	11,665,638	—	—	11,665,638
Short-Term Investment
United States	47,885,072	—	—	47,885,072
Warrant
Brazil	—	28,062	—	28,062
Total Investments in Securities	$1,013,740,271	$28,062	$—	$1,013,768,333

For the year ended August 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments at Cost	$729,389,451
Investments at Fair Value*	$1,013,768,333
Cash and Cash Equivalents	627,524
Dividend Receivable	193,649
Total Assets	1,014,589,506

Liabilities:
Payable Upon Return of Securities Loaned	47,885,072
Payable for Foreign Currency Due to Custodian (Proceeds $864)	886
Advisory Fees Payable	669,489
Accrued Foreign Capital Gains Tax on Appreciated Securities	176,419

Total Liabilities	48,731,866

Net Assets	$965,857,640

Net Assets Consist of:
Paid-in Capital	$737,672,411
Total Distributable Earnings	228,185,229

Net Assets	$965,857,640

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	17,850,000
Net Asset Value, Offering and Redemption Price Per Share	$54.11

*         Includes Value of Securities on Loan of $45,175,357.

The accompanying notes are an integral part of the financial statements.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Statement of Operations

For the year ended August 31, 2020

Investment Income:

Dividend Income	$10,278,462
Interest Income	13,285
Income from Securities Lending	608,572
Less: Foreign Taxes Withheld	(32,446)

Total Investment Income	10,867,873

Expenses:

Advisory Fees	4,366,440

Total Expenses	4,366,440

Net Investment Income	6,501,433

Net Realized Gain (Loss) on:
Investments(1)	17,056,368
Foreign Currency Transactions	(86,664)
Accrued Foreign Capital Gains Tax on Appreciated Securities	(58,480)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	295,120,266
Accrued Foreign Capital Gains Tax on Appreciated Securities	(80,627)
Foreign Currency Translations	(52)

Net Realized and Unrealized Gain on Investments	311,950,811

Net Increase in Net Assets Resulting from Operations	$318,452,244

(1)             Includes realized gains (losses) as a result of in-kind redemptions (See Note 4 in Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Statements of Changes in Net Assets

	EMQQ The Emerging Markets Internet & Ecommerce ETF
	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations:
Net Investment Income (Loss)	$6,501,433	$(1,934,533)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	16,911,224	(22,628,228)
Net Change in Unrealized Appreciation on Investments, Foreign Currency Translations, and Accrued Foreign Capital Gains Tax on Appreciated Securities	295,039,587	10,006,026

Net Increase (Decrease) in Net Assets Resulting from Operations	318,452,244	(14,556,735)

Distributions	(5,163,467)	—

Capital Share Transactions:
Issued	334,842,648	81,773,893
Redeemed	(60,874,821)	(70,316,047)

Increase in Net Assets from Capital Share Transactions	273,967,827	11,457,846

Total Increase (Decrease) in Net Assets	587,256,604	(3,098,889)

Net Assets:
Beginning of Year	378,601,036	381,699,925

End of Year	$965,857,640	$378,601,036

Share Transactions:
Issued	7,650,000	2,650,000
Redeemed	(1,600,000)	(2,400,000)

Net Increase in Shares Outstanding from Share Transactions	6,050,000	250,000

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Financial Highlights

Selected Per Share Data & Ratios

For the Years Ended August 31,

For a Share Outstanding Throughout the Year

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Market Price, End of Year	Total Return(1)	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(2)
2020	$32.08	$0.50	$21.98	$22.48	$(0.45)	$—	$(0.45)	$54.11	$54.23	70.85%	$965,858	0.86%	1.28%	25%
2019	33.05	(0.16)	(0.81)	(0.97)	—	—	—	32.08	31.97	(2.93)	378,601	0.86	(0.53)	25
2018	35.51	(0.23)	(1.87)	(2.10)	(0.14)	(0.22)	(0.36)	33.05	33.01	(6.05)	381,700	0.86	(0.59)	33
2017	25.88	(0.05)	9.85	9.80	(0.17)	—	(0.17)	35.51	35.56	38.23	271,660	0.86	(0.17)	17
2016	19.90	(0.15)	6.15	6.00	(0.02)	—	(0.02)	25.88	25.86	30.15	18,117	0.86	(0.68)	31

*         Per share data calculated using average shares method.

(1)             Total return is for the period indicated. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

(2)             Portfolio turnover rate is for the period indicated. Excludes effect of securities received or delivered from processing in-kind creations or redemptions.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”) is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company with multiple investment portfolios. The financial statements herein are those of EMQQ The Emerging Markets Internet & Ecommerce ETF (the “Fund”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of EMQQ The Emerging Markets Internet & Ecommerce ETF IndexTM (the “Index”). The Fund is classified as a “non-diversified” fund under the 1940 Act (see “Non-Diversification Risk” under Note 6). The Fund commenced operations on November 12, 2014.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis to certain institutional investors (typically market makers or other broker-dealers) at NAV only in large blocks of shares, typically 50,000 shares, called “Creation Units”. Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, shares trade in a secondary market at market prices that change throughout the day in share amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The accompanying financial statements have been prepared in accordance with U.S. GAAP on the accrual basis of accounting. Management has reviewed Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”), and concluded that the Fund meets criteria of an “investment company,” and therefore, the Fund prepares its financial statements in accordance with investment company accounting as outlined in ASC 946.

Use of Estimates and Indemnifications — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Security Valuation — Securities, including warrants, listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid for long positions and the most recent ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less when acquired will be valued at their market value. If a market value is not available from a pricing vendor or from an independent broker, the security shall be fair valued according to the Trust’s Fair Value Procedures. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include, but are not limited to: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•        Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•        Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•        Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Warrants are categorized as Level 2 in the hierarchy.

The valuation techniques used by the Fund to measure fair value during the year ended August 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2020, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2020, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Taxes — The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned. The Fund is monitoring and recording accrued foreign capital gains tax on appreciated securities of $176,419 as of August 31, 2020, as shown on the Statement of Assets and Liabilities. For the year ended August 31, 2020, the Fund recorded net change in unrealized losses of $80,627 as shown on the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes and reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Cash and Cash Equivalents — Idle cash may be swept into various overnight demand deposits and is classified as Cash and Cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Dividends and Distributions to Shareholders — The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually. All distributions are recorded on the ex-dividend date.

Creation Units — The Fund issues and redeems shares at NAV and only in Creation Units, or multiples thereof. Except when aggregated in Creation Units, shares are not redeemable securities. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee of $750 per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units created in the transaction. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard minimum redemption transaction fee of $750 per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed in the transaction. The Fund may charge, either in lieu of or in addition to the fixed creation transaction fee, a variable fee for creations and redemptions in order to cover certain non-standard brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the Commission applicable to management investment companies offering redeemable securities.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the transaction fee is designed to cover.

Shares of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase and sell shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged.

The following table discloses the Creation Unit breakdown based on the NAV as of August 31, 2020:

Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
50,000	$750	$2,705,500	$750

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the value of the missing shares as specified in the participant agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral. Amounts are disclosed as Segregated Cash Balance from Authorized Participants for Deposit Securities and Collateral Payable upon Return of Deposit Securities on the Statement of Assets and Liabilities, when applicable.

3. AGREEMENTS

Investment Advisory Agreement

Exchange Traded Concepts, LLC (the “Adviser”) is an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120, its principal place of business, and 295 Madison Avenue, New York, New York 10017. The Adviser serves as the investment adviser to the Trust, including the Fund, pursuant to an investment advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund primarily in the form of oversight of the Sub-Adviser (as defined below), including daily monitoring of the purchase and sale of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.86% of average daily net assets of the Fund.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

3. AGREEMENTS (concluded)

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser has entered into a license agreement with Big Tree Capital LLC, the Fund’s index provider, pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

Sub-Advisory Agreements

Penserra Capital Management LLC, (the “Sub-Adviser”), a New York limited liability company located at 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement (the “Sub-Advisory-Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for, among other things, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly out of the fee the Adviser receives from the Fund, at an annual rate of 0.05% on the first $250 million, 0.04% on the next $250 million, 0.035% on assets in excess of $500 million; subject to a $20,000 minimum fee.

The Sub-Adviser’s affiliated broker-dealer, Penserra Securities LLC (“Penserra Securities”), holds a minority interest in the Sub-Adviser. The Fund may execute brokerage or other agency transactions through registered broker dealer affiliates of the Fund, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and rules promulgated by the Commission. For the year ended August 31, 2020, the Fund paid commissions to affiliated brokers in the amount of $7,022.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average net assets each year for certain distribution-related activities. For the year ended August 31, 2020, no fees were charged under the Plan; however, the Plan currently is not active and the 12b-1 fee may only be imposed after approval by the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer Agent pursuant to a Custodian Agreement and Transfer Agency Services Agreement. The Adviser of the Fund pays these fees.

Certain officers and an interested trustee of the Trust may also be officers of the Administrator, Adviser, or Distributor. They receive no fees for serving as officers or interested trustee of the Trust.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

4. INVESTMENT TRANSACTIONS

For the year ended August 31, 2020, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

Purchases	Sales and Maturities
$227,751,899	$125,960,103

There were no purchases or sales of long-term U.S. Government securities by the Fund.

For the year ended August 31, 2020, in-kind transactions associated with creations and redemptions were:

Purchases	Sales	Realized Gain
$236,396,099	$56,986,981	$25,403,663

For the year ended August 31, 2019, the Fund had $5,194,508 of realized gains as a result of in-kind transactions.

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

To the extent these differences are permanent in nature, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences which are primarily attributable to redemption in kind transactions and Net Operating Losses, have been reclassified within the components of net assets for the year ended August 31, 2020:

Total Distributable Earnings (Loss)	Paid-in Capital
$(27,072,210)	$27,072,210

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends paid during the years ended August 31, 2020 and August 31, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Totals
2020	$5,163,467	$—	$5,163,467
2019	—	—	—

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

5. TAX INFORMATION (concluded)

As of August 31, 2020, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

Post-October Losses	$(1,196,132)
Capital Loss Carryforwards	(35,602,114)
Undistributed Ordinary Income	2,667,221
Other Temporary Differences	(5)
Unrealized Appreciation	262,316,259
Total Distributable Earnings	$228,185,229

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2019 through August 31, 2020, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

The Fund is permitted to utilize capital losses that are carried forward and will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund has the following capital/loss carry forwards to offset capital gains for an unlimited period:

Short-Term	Long-Term	Total Capital Losses Carryforwards
$15,048,759	$20,553,355	$35,602,114

For federal income tax purposes, the cost of securities owned at August 31, 2020, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales and Passive Foreign Investment Company adjustments, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at August 31, 2020, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$751,275,633	$294,484,977	$(31,992,298)	$262,492,679

6. RISKS OF INVESTING IN THE FUND

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading “Principal Risks”.

The Fund will normally invest at least 80% of its total assets in securities of the Index or in depositary receipts representing securities of the Index. The Index is designed to measure the performance of an investable universe of publicly-traded, emerging market internet and ecommerce companies.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

6. RISKS OF INVESTING IN THE FUND (continued)

Common Stock Risk:    Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Currency Exchange Rate Risk:    The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Depositary Receipt Risk:    ADRs, ADSs, GDRs and IDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs, ADSs, GDRs and IDRs may be less liquid than the underlying shares in their primary trading market.

Early Close/Trading Halt Risk:    An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Emerging Markets Securities Risk:    Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. An investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers.

Foreign Securities Risk:    Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings

Frontier Market Risk:    Certain foreign markets are only in the earliest stages of development and may be considered “frontier markets.” Frontier financial markets generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. Frontier markets have a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements. Frontier markets, particularly countries in the Middle East, have been, and may continue to be, impacted by political instability, war, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

6. RISKS OF INVESTING IN THE FUND (continued)

Geographic Investment Risk:    To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investing in China Risk:    The Fund invests a significant portion of its assets in securities of Chinese issuers. Consequently, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. In addition, the rapid growth rate of the Chinese economy over the past several years may not continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder, including violence and labor unrest. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Investing in Hong Kong Risk:    Investments in Hong Kong issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates, or a tightening of China’s control over Hong Kong, may have an adverse impact on Hong Kong’s economy, including in connection with recent protests and unrests, may have an adverse impact on Hong Kong’s economy.

Geopolitical Risk:    Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Illiquid Investments Risk:    This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Index Tracking Risk:    The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk:    Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Internet Companies Risk:    The Fund invests in the securities of Internet Companies, including internet services companies and internet retailers. Internet Companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

Issuer-Specific Risk:    Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk:    Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

6. RISKS OF INVESTING IN THE FUND (continued)

Limited Authorized Participants, Market Makers and Liquidity Providers Concentration Risk:    Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk:    The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk:    The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk:    The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk:    The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Sector Focus Risk:    The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

Communication Services Sector Risk:    Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk:    The Fund invests in consumer discretionary companies, which are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Continued)

6. RISKS OF INVESTING IN THE FUND (concluded)

Information Technology Sector Risk:    The Fund is subject to the risk that market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Small- and Mid-Capitalization Risk:    The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Risk:    Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of the Fund’s shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

7. Securities Lending

The Fund has entered into a Securities Lending Agreement with Brown Brothers Harriman & Co. (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the value of domestic equity securities and American Depositary Receipts and 105% of the value of foreign equity securities (other than ADRs). However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Fund that might occur during the term of the loan would be for the account of the Fund. Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent.

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notes to the Financial Statements

August 31, 2020 (Concluded)

7. Securities Lending (concluded)

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of August 31, 2020:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non- Cash Collateral Received	Net Amount
$45,175,357	$45,175,357	$—	$—

(1)          Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at August 31, 2020 are shown in the Schedule of Investments. The value of the collateral held may be temporarily less than that required under the lending contract. As of August 31, 2020, the cash collateral was invested in a Short-Term Investment with the following maturity:

Remaining Contractual Maturity of the Agreements, as of August 31, 2020:

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Short-Term Investment	$47,885,072	$—	$—	$—	$47,885,072

8. OTHER

At August 31, 2020, the records of the Trust reflected that 100% of the Fund’s total shares outstanding were held by three Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the Exchange and have been purchased and sold by persons other than Authorized Participants.

9. RECENT MARKET EVENTS

The spread of COVID-19 around the world has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such developments may in turn impact the value of the Fund’s investments. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

11. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of August 31, 2020.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of EMQQ The Emerging Markets Internet & Ecommerce ETF and

Board of Trustees of Exchange Traded Concepts Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EMQQ The Emerging Markets Internet & Ecommerce ETF (the “Fund”), a series of Exchange Traded Concepts Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

October 29, 2020

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Trustees and Officers of the Trust

(Unaudited)

Certain officers and/or interested trustees of the Fund are also officers of the Distributor, the Adviser or the Administrator.

Set forth below is information about the Trustees of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI may be obtained without charge by calling 1-855-888-9892.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).	15	Trustee, ETF Series Solutions (2012 – 2014)
Independent Trustees
Timothy Jacoby (1952)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice (2000 – 2014).	28

Independent Trustee, Exchange Listed Funds Trust (13 portfolios) (since 2014); Audit Committee Chair, Perth Mint Physical Gold ETF (since 2018); Independent Trustee, Edward Jones Money Market Fund (since 2017); Independent Trustee, Source ETF Trust (2014 – 2015).

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Trustees and Officers of the Trust

(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships held by Trustee
Independent Trustees (continued)
David M. Mahle (1943)	Trustee	Since 2011	Consultant, Jones Day (2012 – 2015); Of Counsel, Jones Day (2008 – 2011); Partner, Jones Day (1988 – 2008).	28	Independent Trustee, Exchange Listed Funds Trust (13 portfolios) (since 2012); Independent Trustee, Source ETF Trust (2014 – 2015).
Linda Petrone (1962)	Trustee	Since 2019	Founding Partner, Sage Search Advisors (since 2012).	28	Independent Trustee, Exchange Listed Funds Trust (13 portfolios) (since 2019).
Mark Zurack (1957)	Trustee	Since 2011	Professor, Columbia Business School (since 2002).	15	Independent Trustee, Exchange Listed Funds Trust (2019); Independent Trustee, AQR Funds (46 portfolios) (since 2014); Independent Trustee, Source ETF Trust (2014 – 2015).

(1)        Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2)        The Fund Complex includes each series of the Trust and of Exchange Listed Funds Trust.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Trustees and Officers of the Trust

(Unaudited) (Concluded)

Set forth below is information about each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, and James J. Baker Jr. is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 401, Oklahoma City, Oklahoma 73120; the address of Eric Kleinschmidt is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456; and the address of Joseph Scavetti is Cipperman Compliance Services, 480 E. Swedesford Road, Suite 220, Wayne, PA 19087.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)

Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).

Richard Hogan (1961)	Secretary	Since 2011

President, Exchange Traded Concepts, LLC (since 2011); Private Investor (since 2003); Trustee and Secretary, Exchange Listed Funds Trust (since 2012); Board Member, Peconic Land Trust (2012 – 2016); Managing Member, Yorkville ETF Advisors (2011 – 2016).

James J. Baker Jr. (1951)	Treasurer	Since 2015	Managing Partner, Exchange Traded Concepts, LLC (since 2011); Managing Partner, Yorkville ETF Advisors (2012 – 2016); Vice President, Goldman Sachs (2000 – 2011).
Eric Kleinschmidt (1968)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services (since 2004); Manager, Fund Accounting (1999 – 2004).
Joseph Scavetti (1968)	Chief Compliance Officer	Since 2018	Compliance Director, Cipperman Compliance Services, LLC (since 2018); Chief Operating Officer, Palladiem, LLC (2011 – 2018).

(1)        Each officer serves at the pleasure of the Board of Trustees.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Board Consideration of Advisory and Sub-Advisory Agreements

(Unaudited)

At a meeting on May 19, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) considered and approved the continuance of the following agreements (the “Agreements”) with respect to the EMQQ The Emerging Markets Internet & Ecommerce ETF (the “Fund”):

•        the investment advisory agreement between the Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC (“ETC”), pursuant to which ETC provides advisory services to the Fund; and

•        the sub-advisory agreement between ETC and Penserra Capital Management LLC (“Penserra” and, together with ETC, the “Advisers”), pursuant to which Penserra provides sub-advisory services to the Fund.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the continuance of the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and each Adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements.

Consistent with these responsibilities, in preparation for the Meeting, the Board requested that each Adviser furnish information necessary to evaluate the terms of the Agreements. The Board received an overview of each Adviser’s operations and management of the Fund, including comparative fee data and profitability analyses, and also reviewed information regarding compliance oversight. The Board reviewed the management of the Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed each Adviser’s overall business generally. The Trustees used this information, as well as other information that each Adviser and other service providers of the Fund presented or submitted to the Board at the Meeting and at other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year. During the Meeting, representatives from the Advisers were available to present additional information to help the Board evaluate the Agreements. The Board discussed the information it received and deliberated on the approval of the continuance of the Agreements in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from each Adviser.

In considering whether to approve the continuance of the Agreements, the Board took into consideration (i) the nature, extent, and quality of the services provided by each Adviser to the Fund; (ii) the Fund’s performance, including the extent to which the Fund tracks its underlying index; (iii) each Adviser’s costs of and profits realized from providing advisory and sub-advisory services to the Fund, including any fall-out benefits enjoyed by each Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel separately without management present.

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services provided to the Fund, the Board considered each Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund. The Board noted that (i) ETC’s responsibilities include overseeing the activities of Penserra, with respect to the Fund, and monitoring compliance with various Fund policies and procedures and applicable securities regulations; and (ii) Penserra’s responsibilities include trading portfolio securities and other investment instruments on behalf of the Fund, selecting broker-dealers to execute purchase and sale transactions, determining the daily baskets of deposit securities and cash components, executing portfolio securities trades for purchases and redemptions of Fund shares, quarterly reporting to the Board, and implementing Board directives as they relate to the Fund, subject to the supervision of ETC and the oversight of the Board. The Board considered the qualifications, experience, and responsibilities of each Adviser’s investment personnel, the quality of each Adviser’s compliance infrastructure, and the determination of the Trust’s Chief Compliance Officer that each Adviser has appropriate compliance policies and procedures in place. The Board noted that it was provided with, and reviewed, each Adviser’s

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Board Consideration of Advisory and Sub-Advisory Agreements

(Unaudited) (Continued)

registration form on Form ADV as well as each Adviser’s responses to a detailed series of questions, which included a description of each Adviser’s operations, service offerings, personnel, compliance program, risk management program, and financial condition. The Board considered each Adviser’s experience working with ETFs, including the Fund, and noted ETC’s experience managing other series of the Trust, and other ETFs outside of the Trust.

The Board also considered other services provided to the Fund by ETC, such as arranging for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate; administering the Fund’s business affairs; providing office facilities and equipment and certain clerical, bookkeeping, and administrative services; liaising with and reporting to the Board on matters relating to Fund operations, portfolio management and other matters essential to the Fund’s business activities; supervising the Fund’s registration as an investment company and the offering of its shares to the public, including oversight and preparation of regulatory filings; working with ETF market participants, including authorized participants, market makers, and exchanges, to help facilitate an orderly trading environment for the Fund’s shares; and providing its officers and employees to serve as officers or Trustees of the Trust. Based on the factors discussed above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent, and quality of the services provided to the Fund by each Adviser.

Performance

The Board was provided with information regarding the past performance of the Fund, including a comparison of the Fund’s performance with the performance of the Fund’s underlying index for various time periods. The Board noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority for the Fund than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Fund, including the construction of its underlying index and the addition or deletion of securities from the underlying index. The Board reviewed information regarding the Fund’s index tracking, noting, as applicable, various factors which contributed to the Fund’s tracking error over certain periods of time. The Board considered ETC’s supervision of Penserra, including whether the Fund was exhibiting significant tracking error, as part of the Board’s consideration of the nature, quality, and extent of ETC’s services, as described above. The Board noted that while the Fund had underperformed its underlying index over certain periods, such underperformance was to be expected as it partially was the result of costs incurred by the Fund that were not incurred by its underlying index. The Board also noted that the Fund’s performance was nonetheless generally in line with that of its underlying index and believed that the extent of the underperformance therefore did not necessitate significant additional review. The Board further noted that it received regular reports regarding the Fund’s performance at its quarterly meetings.

Cost of Advisory Services and Profitability

The Board reviewed the advisory fee paid to ETC and the sub-advisory fee paid by ETC to Penserra for their respective services provided to the Fund under the Agreements. The Board reviewed a report prepared by ISS, an independent third party, comparing the Fund’s advisory fee to those paid by a group of peer funds. The Board noted that the Fund’s advisory fee was at the high end of the range of advisory fees paid by the peer funds. The Board took into account that due to the specialized nature of the index and, thus, the Fund’s strategy, there are limitations in comparing its advisory fee to those of other funds and the information provided by the third party report may not provide meaningful direct comparisons to the Fund. The Board further noted that the sub-advisory fee was consistent with the range of fees received by Penserra for its service as sub-adviser to other funds. The Board took into consideration that the advisory fee for the Fund is a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain expenses customarily excluded from unitary fee arrangements, such as brokerage commissions, taxes, and interest. The Board noted that, under the Agreements, ETC is responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board further noted that the sub-advisory fee has two components: 1) a basis point fee based on

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Board Consideration of Advisory and Sub-Advisory Agreements

(Unaudited) (Concluded)

assets under management and 2) a minimum annual fee. The Board considered that the sub-advisory fee is paid by ETC, not the Fund, and that the fee reflects an arm’s length negotiation between ETC and Penserra. The Board further found that the fee reflected a reasonable allocation of the advisory fee paid to ETC given the work performed by each firm. The Board considered information provided about the costs and expenses incurred by each Adviser in providing advisory and sub-advisory services, evaluated the compensation and benefits received by each Adviser from its relationship with the Fund, and reviewed profitability analyses from each Adviser with respect to the Fund. In light of this information, the Board concluded that the advisory and sub-advisory fees were reasonable in light of the services rendered.

Economies of Scale

The Board considered whether economies of scale have been realized by the Fund. The Board concluded that no significant economies of scale have been realized by the Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion

No single factor was determinative of the Board’s decision to approve the continuance of the Agreements on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Agreements, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuance of the Agreements was in the best interests of the Fund and its shareholders.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Disclosure of Fund Expenses

(Unaudited)

All ETFs have operating expenses. As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2020, to August 31, 2020) (unless otherwise noted below). The table below illustrates each Fund’s cost in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE:    Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020	Annualized Expense Ratios	Expenses Paid During Period(1)
Actual Fund Return	$1,000.00	$1,566.60	0.86%	$5.55
Hypothetical 5% Return	$1,000.00	$1,020.81	0.86%	$4.37

(1)           Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 184/366 (to reflect the one-half year period).

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Notice to Shareholders

(Unaudited)

For shareholders that do not have an August 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an August 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended August 31, 2020, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit
0.00%	100.00%	100.00%	0.00%	12.42%	0.00%	0.11%	0.00%	1.73%

(1)      Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)      The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)      U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)      The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)      The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended August 31, 2020 the total amount of foreign source income is $10,278,465. The total amount of foreign tax paid is $90,926. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Fund, has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of its shareholders. The Trust’s liquidity risk management program (the “Program”), which adopts the liquidity risk management policies and procedures of Exchange Traded Concepts, LLC, the Trust’s investment adviser (the “Adviser”), is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Adviser, which is the administrator of the Program, has formed a Liquidity Risk Working Group (“LRWG”) consisting of certain individuals from portfolio management, capital markets, and legal and compliance teams. The LRWG is responsible for conducting an initial assessment of the liquidity risk of the Fund and to manage the liquidity risk of the Fund on an ongoing basis. Meetings of the LRWG are held no less than monthly.

At the May 2020 meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2019. The report concluded that the Program is adequately designed to assess and manage the Fund’s liquidity risk and has been effectively implemented. The report reflected that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

EMQQ

The Emerging Markets Internet & Ecommerce ETF

Supplemental Information

(Unaudited)

NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of the Fund may also be impacted by the accrual of deferred taxes. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at www.emqqetf.com.

10900 Hefner Point Drive, Suite 401

Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC

10900 Hefner Point Drive, Suite 401

Oklahoma City, OK 73120

Investment Sub-Adviser:

Penserra Capital Management LLC

4 Orinda Way, 100-A

Orinda, CA 94563

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

151 North Franklin Street

Suite 575

Chicago, IL 60606

This information must be preceded or accompanied by a current prospectus for the Fund.

EMQ-AR-001-0600

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$43,500	N/A	N/A	$29,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,500	N/A	N/A	$7,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)       The aggregate non-audit fees and services billed by Cohen for the fiscal years 2020 and 2019 were $10,500 and $7,000, respectively.

(h)       During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Timothy Jacoby, Linda Petrone, David M. Mahle and Mark Zurack.

Item 6. Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: November 6, 2020

By	/s/ James J. Baker
James J. Baker, Jr., Treasurer

Date: November 6, 2020